Supplement, dated August 27, 2004, to the Prospectuses, dated May 3, 2004, of
                  Seligman Common Stock Fund, Inc. (the "Fund")

Effective September 13, 2004, the following information supersedes and replaces the information set forth in the paragraph on page 6 of the Fund's Prospectus (page 5 with respect to the Prospectus relating to Class I shares) under the caption "Management - Portfolio Management":

      The Fund is managed by Seligman's Core Investment Team, headed by Mr. John
      B. Cunningham. Mr. Cunningham is Portfolio Manager of the Fund, as well as Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. and Portfolio Manager of Tri-Continental Corporation, a closed-end investment company. He is also Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. He is also a Managing Director and Chief Investment Officer of Seligman. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.